UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): April 15, 2005
                                                         (March 10, 2005)
                                                         -----------------------

                                 GAMESTOP CORP.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

      1-31228                                            75-2951347
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(Commission File Number)                     (IRS Employer Identification No.)

 2250 William D. Tate Avenue, Grapevine, Texas                    76051
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  (Address of Principal Executive Offices)                      (Zip Code)

                                 (817) 424-2000
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               Registrant's Telephone Number, Including Area Code

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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

Fiscal Year 2004 Bonuses
------------------------

     On March 10, 2005, the Compensation Committee (the "Committee") of the Board of Directors of GameStop Corp. (the "Company") determined the amount of 2004 bonuses payable to certain executive officers under the Company's Supplemental Compensation Plan. The following named executive officers will be paid 2004 cash bonuses as set forth below:

Name and Position                                                2004 Bonus
-----------------                                                ----------
R. Richard Fontaine, Chairman and Chief Executive Officer         $598,500
Daniel A. DeMatteo, Vice Chairman and Chief Operating Officer     $493,500

Fiscal Year 2005 Annual Salaries
--------------------------------

     On March 10, 2005, the Committee, during its annual review of salaries, approved the 2005 annual base compensation of R. Richard Fontaine ($650,000) and Daniel A. DeMatteo ($535,000).

Fiscal Year 2005 Performance Bonus Criteria
-------------------------------------------

     On March 10, 2005, the Committee approved the performance criteria under the Company's Supplementary Compensation Plan for purposes of determining bonuses for the Company's fiscal year ending January 28, 2006 to be paid to R. Richard Fontaine and Daniel A. DeMatteo.

     The performance criteria are based on operating earnings with bonus payouts based on a percentage of annual salary as set forth below. Bonuses may also be earned in lesser percentages if targets are not achieved by specified amounts.

                                                        Maximum Annual Bonus
                                                        Payable as Percentage of
                           Annual Bonus as Percentage   Annual Salary if Target
                           of Annual Salary if Target   Exceeded by Specified
Named Executive Officer    Achieved                     Amount
-----------------------    -------------------------    -----------------------

R. Richard Fontaine                   140%                       175%
Chairman and Chief Executive
Officer

Daniel A. DeMatteo                    140%                       175%
Vice Chairman and Chief
Operating Officer

                                       2

Acceleration of Vesting of Options Upon a Change in Control
-----------------------------------------------------------

     On March 10, 2005, the Committee approved an amendment to all outstanding non-qualified stock option grants issued under the Company's 2001 Incentive Plan, as amended, to provide that all unvested portions of such grants shall be vested in full and be fully exercisable in accordance with their terms, notwithstanding any vesting restrictions to the contrary, immediately prior to the occurrence of a "Change in Control."

     A "Change in Control" shall be defined as and shall be deemed to occur if:
(i) there shall have occurred a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended, as in effect on the date hereof, whether or not the Company is then subject to such reporting requirement, or (ii) the Company has merged or consolidated with, or sold substantially all of its assets to, another company other than a company (x) a majority of whose board of directors immediately following such transaction is comprised of individuals constituting the Board of Directors of the Company immediately prior to such transaction or (y) a majority of whose outstanding shares by vote are held immediately following such transaction by the stockholders of the Company immediately prior to such transaction.

Option Grants
-------------

     On March 10, 2005, the Committee also approved the grant of the following number of options to purchase Class A Common Stock of the Company to the following executive officers of the Company at an exercise price of $20.25 per share. These options will expire on March 10, 2015 and one third of each executive officer's options become exercisable on March 11 of each of the years 2006 through 2008. A copy of the Company's current form of option agreement is filed as Exhibit 10.1 of this Form 8-K.

Name and Position                                                      Shares
-----------------                                                      ------
R. Richard Fontaine, Chairman and Chief Executive Officer              150,000
Daniel A. DeMatteo, Vice Chairman and Chief Operating Officer          150,000
Joseph M. DePinto, President                                           200,000
David W. Carlson, Executive Vice President and Chief Financial Officer  75,000
Ronald Freeman, Executive Vice President of Distribution                66,000

                                       3

Executive Employment Agreements
-------------------------------

     On April 11, 2005, the Company entered into employment agreements (each, an "Executive Employment Agreement," and collectively, the "Executive Employment Agreements") with R. Richard Fontaine, the Chairman and Chief Executive Officer of the Company, and Daniel A. DeMatteo, the Vice Chairman and Chief Operating Officer of the Company.

     The employment term of each Executive Employment Agreement commences on April 11, 2005 and continues for a period of three years thereafter, with automatic annual renewals thereafter unless either party gives notice of non-renewal at least six months prior to automatic renewal. Mr. Fontaine's minimum annual salary during the term of his employment under the Executive Employment Agreement shall be no less than $650,000. Mr. DeMatteo's minimum annual salary during the term of his employment under the Executive Employment Agreement shall be no less than $535,000.

     Each Executive Employment Agreement also provides for annual bonus compensation based on the formula and targets established under and in accordance with the Company's Supplementary Compensation Plan.

     Each Executive Employment Agreement includes a severance arrangement which provides each executive with the greater of the executive's base salary otherwise payable through the term of the Executive Employment Agreement or the executive's base salary for one year, bonus and benefit costs if his employment is terminated by the Company without cause, as defined, or by the executive for good reason, as defined, within two years following a change in control, as defined.

     The above summary is qualified in its entirety by reference to each of the Executive Employment Agreements, a copy of which is included as Exhibits 10.2 and 10.3 of this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits

          10.1   Form of Option Agreement.

          10.2 Executive Employment Agreement, dated as of April 11, 2005, between GameStop Corp. and R. Richard Fontaine.

          10.3 Executive Employment Agreement, dated as of April 11, 2005, between GameStop Corp. and Daniel A. DeMatteo.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GAMESTOP CORP.


Date:  April 15, 2005                       By: /s/ David W. Carlson
                                                -------------------------------
                                                David W. Carlson
                                                Executive Vice President and
                                                Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit     Description
------      -----------
10.1        Form of Option Agreement.

10.2 Executive Employment Agreement, dated as of April 11, 2005, between GameStop Corp. and R. Richard Fontaine.

10.3 Executive Employment Agreement, dated as of April 11, 2005, between GameStop Corp. and Daniel A. DeMatteo.